Exhibit 99.6.0



                                POWER OF ATTORNEY
                                -----------------



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Board of Directors, hereby constitute and appoint Benjamin Fulton and Robin Pinkerton or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Claymore Securities, Inc., alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.


               IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 29th day of November, 2001.


                                              /S/ ROBIN K. PINKERTON
                                              ----------------------
                                                Robin K. Pinkerton







               On this 29th day of November, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intents and purposes therein set forth.


                                              /S/ DERRIE D. WADE
                                              ------------------
                                              Notary Public - State of Kansas
                                              My Appt. Expires 7/13/04

                                POWER OF ATTORNEY
                                -----------------



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Board of Directors, hereby constitute and appoint Benjamin Fulton and Robin Pinkerton or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Claymore Securities, Inc., alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.


               IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 30th day of November, 2001.


                                              /S/ BENJAMIN FULTON
                                              -------------------
                                                Benjamin Fulton



               On this 30th day of November, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                              /S/ MICHAEL R. ROSELLA
                                              ----------------------
                                              NOTARY PUBLIC, State of New York
                                              No. 02RO5016879
                                              Qualified in New York County
                                              Commission Expires 09/26/2005

                                POWER OF ATTORNEY
                                -----------------



               KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Board of Directors, hereby constitute and appoint Benjamin Fulton and Robin Pinkerton or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Claymore Securities, Inc., alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such

Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.


               IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 30th day of November, 2001.


                                              /S/ DAVID HOOTEN
                                              ----------------
                                                David Hooten



               On this 30th day of November, 2001 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.





                                              /S/ MICHAEL R. ROSELLA
                                              ----------------------
                                              NOTARY PUBLIC, State of New York
                                              No. 02RO5016879
                                              Qualified in New York County
                                              Commission Expires 09/26/2005



                                      -2-